UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2016

WESTFIELD FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Massachusetts (State or other jurisdiction of incorporation or organization)	001-16767 (Commission File Number)	73-1627673 (I.R.S. Employer Identification No.)

141 Elm Street

Westfield, Massachusetts 01085
(Address of principal executive offices, zip code)

Registrant's telephone number, including area code: (413) 568-1911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On September 29, 2016, Westfield Financial, Inc. (the “Company) held its Annual Meeting of Shareholders (the “Annual Meeting”). There were 18,330,487 shares of common stock eligible to be voted at the Annual Meeting and 17,115,615 shares of common stock were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business.

There were four proposals submitted to the Company’s shareholders at the Annual Meeting.  The shareholders approved Proposals 1, 3 and 4 and elected the nominees listed in Proposal 2. Proposals 1, 2, 3 and 4 are detailed in the Company’s Joint Proxy Statement/Prospectus contained in Amendment No. 2 to Form S-4 which was filed with the Securities and Exchange Commission on August 5, 2016. The adjournment proposal was withdrawn because the Company’s shareholders approved Proposal 1. The final results of voting on each of the proposals are as follows:

Proposal 1: Adopt and approve the Agreement and Plan of Merger by and between the Company and Chicopee Bancorp, Inc. (“Chicopee”), dated as of April 4, 2016, pursuant to which Chicopee will merge with and into the Company with the Company surviving (the “Merger”).

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
14,942,016	378,291	27,203	1,768,105

Proposal 2: Election of Directors.

Nominee	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
Kevin M. Sweeney	14,751,805	496,620	99,083	1,768,107
Christos A. Tapases	14,733,849	535,942	77,718	1,768,106

Proposal 3: Approval of a non-binding advisory resolution on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
14,430,823	606,256	310,430	1,768,106

Proposal 4: Ratification of the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
16,840,911	189,090	85,614	—

Item 7.01.	Regulation FD Disclosure.

On September 29, 2016, the Company and Chicopee issued a joint press release announcing that the shareholders of Chicopee, at its special meeting held on September 28, 2016, and the shareholders of Westfield, at the Annual Meeting described above, approved the Merger. A copy of the joint press release is attached to this report as Exhibit 99.1.

The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

Exhibit Number	Description

99.1	Joint Press Release, dated September 29, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTFIELD FINANCIAL, INC.

By:	/s/ Leo R. Sagan, Jr.
Leo R. Sagan, Jr. Chief Financial Officer

Date:  September 30, 2016

EXHIBIT INDEX

Exhibit Number	Description

99.1	Joint Press Release, dated September 29, 2016